SUPPLEMENT dated September 5, 2024

to the SUMMARY PROSPECTUS, PROSPECTUS

and STATEMENT OF ADDITIONAL INFORMATION

dated May 1, 2024
of

Value Line Small Cap Opportunities Fund, Inc.

Value Line Mid Cap Focused Fund, Inc.

Value Line Select Growth Fund, Inc.

Value Line Larger Companies Focused Fund, Inc.

Value Line Asset Allocation Fund, Inc.

Value Line Capital Appreciation Fund, Inc.

Value Line Core Bond Fund

The Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2024 of Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (the “Funds”) is hereby supplemented to reflect the following important information:

The Board of Directors of the Funds (the “Board”) has approved a proposal to elect three nominees, Messrs. James E. Hillman and Cornelius V. Kilbane, Jr. and Ms. Linda R. Ridolfi (the “Nominees”), to serve as directors (the “Proposal”). The Board will soon begin soliciting proxies for a Special Meeting of Shareholders of the Funds, scheduled to be held on November 15, 2024, to vote on the Proposal.

If the Nominees are elected, Ms. Ridolfi and Mr. Kilbane are expected to assume the role of Director of the Funds shortly after the Meeting. Regardless of whether he is elected, Mr. Hillman is expected to continue serving as a Director, as he currently serves by appointment of the Board in accordance with the requirements of the Investment Company Act of 1940. If you have any questions regarding the Proposal or need assistance in completing your proxy cards or casting your vote by mail, telephone or via the Internet, please call Broadridge Financial Solutions, Inc. at 1-877-777-8588 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. - 10:00 p.m. (Eastern Time), and Saturday and Sunday, 10:00 a.m. - 6:00 p.m. (Eastern Time).